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                                                                  EXHIBIT 25.1








                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                               _________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


                 New York                              13-5160382
      (Jurisdiction of incorporation                (I.R.S. Employer
       if not a U.S. national bank)                Identification No.)

 48 Wall Street, New York, New York                       10286
(Address of principal executive offices)                (Zip code)

                               _________________

                          OHIO EDISON FINANCING TRUST
              (Exact name of obligor as specified in its charter)


               Delaware                            To be Applied For
      (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)               Identification No.)

         76 South Main Street
               Akron, Ohio                               44308
(Address of principal executive offices)               (Zip code)

                               _________________

              [__]% Trust Preferred Capital Securities, Series A*
                      (Title of the indenture securities)


  *Specific title to be determined in connection with sale of Trust Preferred
                              Capital Securities





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ITEM 1.   GENERAL INFORMATION.

            Furnish the following information as to the Trustee:

      (a)   Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the                 2 Rector Street, New York, N.Y. 10006
   State of New York                              and Albany, N.Y. 12203
Federal Reserve Bank of New York               33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation          550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association            New York, N.Y.

      (b)    Whether it is authorized to exercise corporate trust powers.

             Yes.

ITEM 2.      AFFILIATIONS WITH OBLIGOR.

             If the obligor is an affiliate of the trustee, describe each such affiliation.

             None. (See Note on page 2.)*

ITEM 16.     LIST OF EXHIBITS.

             Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

            1. -A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

            4. -A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

             6. -The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

             7. -A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (Exhibit 7 to Form T-1 of The Bank of New York filed as Exhibit 25.1 to Registration Statement No. 33-59953.)





__________________________________

     *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

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                                      NOTE


                 Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                 Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                   SIGNATURE

                 Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of August, 1995.

                                        THE BANK OF NEW YORK


                                        By:    LUCILLE FIRRINCIELI
                                           ----------------------------------
                                               Lucille Firrincieli
                                               Assistant Vice President




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